UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest events reported)     April 22, 2003
                                                      ---------------------
                                                         April 22, 2003
                                                      ---------------------


Commission          Registrant, State of Incorporation,         I.R.S. Employer
File Number         Address and Telephone Number              Identification No.
-----------         -----------------------------------       ------------------

 333-32170          PNM Resources, Inc.                           85-0468296
                    (A New Mexico Corporation)
                    Alvarado Square
                    Albuquerque, New Mexico  87158
                    (505) 241-2700

   1-6986           Public Service Company of New Mexico          85-0019030
                    (A New Mexico Corporation)
                    Alvarado Square
                    Albuquerque, New Mexico  87158
                    (505) 241-2700




                         ------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)



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Item  5.   Other Events


On April 17, 2003, PNM Resources' utility subsidiary, Public Service Company of New Mexico ("PNM"), was served with twenty lawsuits seeking damages for personal injuries (and one death) allegedly caused by primary exposure to asbestos at PNM's premises. PNM is one of many defendants named in the lawsuits. PNM was also served on February 20, 2003, as one of many defendants, with an amended complaint for wrongful death alleging secondary exposure from asbestos. PNM has not yet completed a review of the claims filed against it and is unable to predict the outcome of these lawsuits at this time. Insurance coverage may be available for some or all of these claims. PNM intends to vigorously defend against these lawsuits.


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


SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                PNM RESOURCES, INC.
                                   -------------------------------------------
                                                    (Registrant)


Date:  April 22, 2003                           /s/ Robin A. Lumney
                                   -------------------------------------------
                                                  Robin A. Lumney
                                             Vice President, Controller
                                            and Chief Accounting Officer
                                   (Officer duly authorized to sign this report)


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